                       POWER OF ATTORNEY

           Know  all  by these presents, that the  undersigned

hereby constitutes and appoints each of Paula J. Shives, Linda

J.  Dimopoulos, William R. White, III, Stephen E.  Helsel  and

Douglas  E. Wentz, signing singly, the undersigned's true  and lawful attorney-in-fact to:

     (1)          execute  for  and  on  behalf  of   the

     undersigned,  in the undersigned's  capacity  as  an

     officer and/or director of Darden Restaurants,  Inc.

     (the  "Company"), Forms 3, 4, and  5  in  accordance

     with Section 16(a) of the Securities Exchange Act of

     1934 and the rules thereunder;

     (2)         do and perform any and all acts for  and

     on  behalf of the undersigned which may be necessary

     or  desirable  to  complete  and  execute  any  such

     Form  3, 4, or 5, complete and execute any amendment

     or  amendments  thereto, and timely file  such  form

     with  the  United  States  Securities  and  Exchange

     Commission   and  any  stock  exchange  or   similar

     authority; and

     (3)          take  any  other  action  of  any  type

     whatsoever  in connection with the foregoing  which,

     in  the opinion of such attorney-in-fact, may be  of

     benefit  to,  in  the best interest of,  or  legally

     required  by,  the undersigned, it being  understood

     that the documents executed by such attorney-in-fact

     on  behalf of the undersigned pursuant to this Power

     of  Attorney shall be in such form and shall contain

     such  terms  and conditions as such attorney-in-fact

     may approve in such attorney-in-fact's discretion.

      The  undersigned hereby grants to each such attorney-in-

fact  full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done  in  the exercise of any of the rights and powers  herein

granted,  as  fully  to  all  intents  and  purposes  as   the

undersigned might or could do if personally present, with full power  of  substitution or revocation,  hereby  ratifying  and confirming all that such attorney-in-fact, or such attorney-in-

fact's  substitute or substitutes, shall lawfully do or  cause to  be done by virtue of this power of attorney and the rights and  powers herein granted.  The undersigned acknowledges that the  foregoing attorneys-in-fact, in serving in such  capacity at  the  request of the undersigned, are not assuming, nor  is

the    Company    assuming,   any   of    the    undersigned's

responsibilities to comply with Section 16 of  the  Securities

Exchange Act of 1934.

         This Power of Attorney shall remain in full force and

effect  until  the undersigned is no longer required  to  file

Forms  3,  4, and 5 with respect to the undersigned's holdings of  and  transactions  in securities issued  by  the  Company,

unless  earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power

of  Attorney  to  be executed as of this 17th day  of  August,

2004.

                                       /s/    J.J.    Buettgen

Signature

                                   J.J. Buettgen

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